MANNING & NAPIER FUND, INC.

Supplement dated January 14, 2010 to the following Prospectuses

The Prospectuses dated March 1, 2009 as supplemented November 20, 2009 for the following Series and Classes:

Pro-Blend Conservative Term Series – Classes S and I

Pro-Blend Moderate Term Series – Classes S and I

Pro-Blend Extended Term Series – Classes S and I

Pro-Blend Maximum Term Series – Classes S and I

The Prospectuses dated March 1, 2009 as amended January 4, 2010 for the following Series and Classes:

Pro-Blend Conservative Term Series – Class C

Pro-Blend Moderate Term Series – Class C

Pro-Blend Extended Term Series – Class C

Pro-Blend Maximum Term Series – Class C

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The “Principal Investment Strategies” section for the Pro-Blend Conservative Term Series in each prospectus identified above is hereby deleted and replaced by the following:

The Series invests primarily in fixed income securities, including U.S. Treasury securities, pass-through securities, and corporate bonds. The Advisor typically focuses on fixed income securities with short- to intermediate-term maturities of 3 to 5 years but may also invest to a limited extent in longer term securities (such as bonds with maturities of 10 years or more). The Series invests primarily in investment grade securities. The Series may also invest in U.S. and foreign common stocks and American Depository Receipts (ADRs), including those in emerging markets. The Series may invest in stocks of small, large, or mid-size companies. In pursuit of the Series’ primary goal, the Advisor seeks to protect capital while generating income. The Advisor may simultaneously seek growth opportunities as a secondary priority.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE